UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): February 2, 2016

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------- (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 2, 2016, W. R. Johnson resigned from the Board of Directors class of 2018 of Emerson Electric Co. (the “Company”) and M. S. Levatich resigned from the Board of Directors class of 2019 of the Company. On the same date, immediately following their resignations, Mr. Johnson and Mr. Levatich were elected by the Board as Directors in the class of 2017.

The reason for the change is to keep the number of Directors in each class as nearly equal as possible, as required by Missouri law.

In addition, A. A. Busch retired from the Board of Directors effective as of the election of Directors at the Company’s Annual Meeting of Stockholders on February 2, 2016 (the “Annual Meeting”). Mr. Busch did not stand for re-election at the Annual Meeting in accordance with the requirement in the Company's Bylaws that an individual may not stand for election or re-election as a Director after the age of 72.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The final results for each of the matters submitted to a vote at the Company’s 2016 Annual Meeting of Stockholders held on February 2, 2016 are as follows:

Proposal 1: The four Directors named in the Proxy Statement were elected by the stockholders, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
C. A. H. Boersig	442,934,885	19,292,156	97,438,271
J. B. Bolten	415,540,750	46,686,291	97,438,271
M. S. Levatich	423,212,076	39,014,965	97,438,271
R. L. Stephenson	421,617,213	40,609,828	97,438,271

Proposal 2: The Company's executive compensation, as described in the Proxy Statement, was approved by the non-binding advisory votes of the stockholders set forth below:

For	Against	Abstain	Broker Non-Votes
420,296,261	36,272,672	5,658,108	97,438,271

Proposal 3: The appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2016 was ratified by the stockholders, by the votes set forth below:

For	Against	Abstain
548,641,844	7,101,736	3,921,732

Proposal 4: The stockholder proposal requesting the issuance of a sustainability report, as described in the Proxy Statement, was not approved by the stockholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
202,680,968	225,877,120	33,668,953	97,438,271

Proposal 5: The stockholder proposal requesting issuance of a political contributions report, as described in the Proxy Statement, was not approved by the stockholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
123,405,994	269,154,180	69,666,867	97,438,271

Proposal 6: The stockholder proposal requesting issuance of a lobbying report, as described in the Proxy Statement, was not approved by the stockholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
156,609,740	236,605,205	69,012,096	97,438,271

Proposal 7: The stockholder proposal regarding greenhouse gas emissions, as described in the Proxy Statement, was not approved by the stockholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
141,617,284	243,764,506	76,845,251	97,438,271

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)
Date: February 4, 2016	By:	/s/ John G. Shively
John G. Shively Vice President and Assistant Secretary